UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21580

CORTINA FUNDS, INC.

(Exact name of registrant as specified in charter)

825 N. Jefferson St., Suite 400, Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

(414) 225-7365

Registrant’s telephone number, including area code

Lori Hoch

825 N. Jefferson St., Suite 400

Milwaukee, WI 53202

(Name and address of agent for service)

Date of fiscal year end: June 30

Date of reporting period: July 1, 2014 - December 31, 2014

Item 1.  Reports to Stockholders.

The following is a copy of the report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Shareholder Letter
Cortina Small Cap Growth Fund	December 31, 2014 (Unaudited)

DEAR FELLOW SHAREHOLDERS:

A choppy market which constituted the first half of the fiscal year proved to be a challenging one for the Cortina Small Cap Growth Fund. For the six months ending December 31, 2014, the fund meaningfully underperformed the Russell 2000 Growth benchmark. The fund return was in negative territory, while the benchmark delivered a positive return. Data suggests it was a very difficult year for active managers to navigate with the continued fall in interest rates throughout 2014, being a large surprise to many investment managers. The collapse in the 10-yr yield which began 2014 at 3.00% and ended the year at 2.17% created some irregular outcomes from a sector/industry perspective, particularly considering where we are in the business cycle. In addition, many of the historical relationships of which types of stocks tend to work in parallel have broken down.

Coming into calendar year 2014, small cap stocks in general were riding high, but many, including us, grew concerned with the valuations small caps were carrying relative to the rest of the market. As the calendar year progressed, extreme outperformance of large cap stocks (as measured by the Russell 1000 Value Index) helped to correct some of the valuation disparity, but it has not yet corrected to long-term historical levels. The investment style of the Cortina Small Cap Growth Fund has a decided bias toward smaller market cap companies, and this has been a substantial headwind. In this fiscal year’s first half, large caps exhibited a continued performance edge, but it was encouraging to see small caps rally late in the year. Very strong small cap performance may be a reflection of the solid revenue growth rates put up by small companies relative to large caps in the September 2014 quarter. This divergence could be the initial influence the stronger dollar is having on multinational companies which have a much larger presence in large cap indexes.

In this fiscal period, the Cortina Small Cap Growth Fund was most severely punished by its exposure to the Energy sector. As oil prices collapsed in the second half of the year, which was exacerbated by the Organization of the Petroleum Exporting Countries’ (OPEC) decision in November to not cut production targets, most of the fund’s Energy holdings suffered severe losses. An overweight position in the sector was principally to blame, but most of the exposure was in domestic Exploration & Production stocks which, in general, were the most punished. The investment style of the managers is to avoid making large macro calls such as guessing on the direction of commodity prices, and rather the goal is to find companies that are executing to targets from the bottom up. The abrupt, severe reversal in oil prices has, in the short term, rendered any company-specific success as irrelevant. And while the exposure to the Domestic Shale Energy theme had nowhere near the exposure in the fund this period than it has had in previous periods, several other fund holdings in non-Energy sectors such as Industrials were impacted by their association to the commodity or domestic drilling activity levels.

The largest sector exposure in the fund on both an absolute and relative basis is in the Health Care sector. In this sector, dynamic change is opening up doors of opportunity for many innovative small firms. On purely an absolute basis, this semiannual period for the Health Care portion of the fund was quite additive. However, on a relative basis, the sector was a sizable drag due to large underexposure to the Biotech and Pharmaceutical sectors. The biotech industry makes up nearly 10% of our benchmark, and this period’s performance of the Biotech group was spectacular. We do not actively invest in the single-product, early-stage companies which report nothing but clinical data because the binary risk stemming from trial outcomes is too great. Very low interest rates are influencing the discount rate investors are applying to uncertain biotech company earnings which will not appear for many, many years. Biotech stock performance along with valuation parameters and the incredible amount of capital-raising activity of late resembles TMT investing in the late 1990’s.

OUTLOOK

By many accounts, we believe, 2014 will be considered a correction year for the small cap market. Valuations were high, interest rates collapsed as did oil prices, and flows into actively-managed domestic stock funds turned decidedly negative in the second half of the year. The commitment your fund managers have to their disciplines – namely preferring high growth, smaller companies which have products in the market today – no doubt did not serve fundholders well. From an economic standpoint, however, the pendulum may be swinging toward domestic-centric growth companies as U.S. economic data is turning decidedly positive while many other economies across the globe are in retreat. The portfolio is positioned in companies that should be able to deliver strong results with this type of economic backdrop. The early reporting season for the December quarter financial results has been very light from an earnings disappointment perspective. Many of the newest fund positions are competitively-positioned companies that in the not-so-distant past carried valuations that the fund managers were not comfortable with, but after the volatility of the last several quarters, have reached levels that now interest us.

Investing involves risks, including loss of principal.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership.

Semi-Annual Report | December 31, 2014	1

Portfolio Information
Cortina Small Cap Growth Fund	December 31, 2014 (Unaudited)

Growth of $25,000 Investment (Unaudited)

For the period from September 30, 2011 (Inception) to December 31, 2014.

This graph assumes an initial $25,000 investment at September 30, 2011 (Inception Date). The Cortina Small Cap Growth Fund (the “Fund”) will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less . This graph depicts the performance of the Fund versus the Russell 2000® Growth Index. It is important to note the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Returns for the period ended December 31, 2014

	6 Months	1 Year	3 Years	Since Inception*	Gross Expense Ratio**
Cortina Small Cap Growth Fund	-4.26%	-8.94%	12.78%	16.14%	1.88%
Russell 2000® Growth Index	3.31%	5.60%	20.14%	23.64%

*	The Fund’s inception date is September 30, 2011.
**

Cortina Asset Management, LLC (the “Adviser”) has contractually agreed to waive management fees and/or reimburse the Fund’s operating expenses in order to limit the Fund’s total annual fund operating expenses (excluding taxes, leverage, interest, brokerage commissions, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary expenses) to 1.10% of average daily net assets of the Fund. The agreement will continue in effect at least through October 31, 2015, subject thereafter to annual re-approval of the agreement by the Fund’s Board of Directors.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than their original cost. To obtain performance information current to the most recent month end, call 1-855-612-3936.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values. All indices are unmanaged. It is not possible to invest directly in an index.

Sector Allocations***

*** Percentages are based on Net Assets as of December 31, 2014. Holdings are subject to change.

2	1-855-612-3936 | www.cortinafunds.com

Shareholder Letter
Cortina Small Cap Value Fund	December 31, 2014 (Unaudited)

DEAR FELLOW SHAREHOLDERS:

The Dog Finally Caught the Car

The close of 2014 was as volatile as the year was frustrating. The market, with big discrepancies of absolute and relative performance between equities dependent upon market cap, sectors, and yield, among other factors, confounded active managers as a whole. Maybe it is true that passive management has won the day, and active managers such as ourselves should sulk off the battlefield. And maybe not. Passive management does tend to do well later in cycles, and we believe we are approaching that stage. Seven years since the crisis, and eight years past the first indications of trouble, the aggressive Federal Reserve has accomplished something unexpected: victory. Gross Domestic Product (GDP) growth is solid and seemingly growing nicely, unemployment is below 6%, and consumers are spending more. Like the dog that caught the car, if we’ve caught escape velocity for the economy, now what? We think the volatility in the market reflects the brewing tension between the visible benefits of easy money and the likelihood of tightening monetary policy. Add in the deflation caused by the drop in the price of oil, and we have a tough situation, also known in technical terms as a pickle.

The Cortina Small Cap Value Fund posted an unremarkable, but inline with the benchmark, return for the 6 months ended December 31, 2014. Most sectors were positive contributors, but the dominant financial story of 2014 was the complete collapse of oil prices and related equities. This impacted the portfolio, but less so than the benchmark. The portfolio’s exposure to the sector was largely reduced by mid-year, thus the Energy portion of the portfolio, while negative, actually delivered a positive relative performance contribution. Industrials, many of which had some energy exposure, were also a negative contributor. The fund is now underweight both energy and industrials. Energy is clearly in the throes of a reset, while it is simply difficult to find industrial companies which do not have either large current exposure to energy or have not generated much of their recent incremental growth from US oil production.

Market Outlook and Positioning

The wise pessimist always sounds so reasonable and the giggly optimist so naive and fantastical when, in many cases, the pessimist is just cantankerous and the optimist is actually correct. To sum up, we see the likelihood of a material correction as elevated, but not necessarily imminent. The United States economy is doing remarkably well and although states such as Texas, Oklahoma, and North Dakota may suffer due to lower oil prices, most consumers should benefit from both extra cash and lower prices.

At the moment, we are quite cautious about the secondary effects of the oil price collapse, and the portfolio has reflected this for several months. As a result, we recently sold a position in a bank that we much like yet its primary business is in the state of Texas - a state we have some worries about - and we do not believe consensus recognizes the risks inherent within. Our Industrials weighting will likely remain low for the foreseeable future simply due to the immense impact that the oil boom had on the sector’s growth and our inability to find many companies without that exposure. Technology and Consumer companies are notably overweight. On a company specific basis, we recently initiated a position in a well-known and storied technology firm that emerged from bankruptcy over one year ago, has an exceptionally strong balance sheet, and, most importantly, is promising new products to be released this year. Despite our concerns about valuation in Utilities overall, we found one with well-above-average earnings growth coupled to a low payout ratio and reasonable valuation that, we believe, will result in well-above-average dividend and capital growth.

Into every market a bull is born, and even in down markets, some equities rise in value. We are seeking those companies that will do well in either up or down markets, and unlike unicorns, these have been proven to exist.

As always, we thank you for your trust in our ability to effectively manage your capital.

Investing involves risks, including loss of principal.

Semi-Annual Report | December 31, 2014	3

Portfolio Information
Cortina Small Cap Value Fund	December 31, 2014 (Unaudited)

Growth of $25,000 Investment (Unaudited)

For the period from September 30, 2011 (Inception) to December 31, 2014.

This graph assumes an initial $25,000 investment at September 30, 2011 (Inception Date). The Cortina Small Cap Value Fund Institutional share class (the “Fund”) will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. This graph depicts the performance of the Fund versus the Russell 2000® Value Index. It is important to note the Fund is a professionally managed mutual fund, while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only. Performance will vary from class to class based on differences in class-specific expenses.

This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Returns for the period ended December 31, 2014

	6 Months*	1 Year*	3 Years*	Since Inception*	Gross Expense Ratio**
Cortina Small Cap Value Fund - Institutional	-0.81%	1.42%	22.27%	25.04%	1.95%
Cortina Small Cap Value Fund - Investor	-0.97%	1.17%	21.97%	24.73%	2.17%
Russell 2000® Value Index	0.01%	4.22%	18.29%	22.20%***

*

The Fund’s Institutional shares inception date is September 30, 2011, Investor shares inception date is April 30, 2014. The performance shown for Investor shares for periods pre-dating the commencement of operations of that class reflects the performance of the Fund’s Institutional shares, the initial share class, calculated using the fees and expenses of Investor shares. If Investor shares of the Fund had been available during periods prior to April 30, 2014, the performance shown may have been different.

**

Cortina Asset Management, LLC (the “Adviser”) has contractually agreed to waive management fees and/or reimburse the Fund’s operating expenses in order to limit the Fund’s total annual fund operating expenses (excluding 12b-1 fees, taxes, leverage, interest, brokerage commissions, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary expenses) to 1.10% of average daily net assets of the Fund. The agreement will continue in effect at least through October 31, 2015, subject thereafter to annual re-approval of the agreement by the Fund’s Board of Directors.

***	Represents the period from September 30, 2011 (date of original public offering of the Institutional shares) through December 31, 2014.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than their original cost. To obtain performance information current to the most recent month end, call 1-855-612-3936.

Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. All indices are unmanaged. It is not possible to invest directly in an index.

Sector Allocations****

**** Percentages are based on Net Assets as of December 31, 2014. Holdings are subject to change.

4	1-855-612-3936 | www.cortinafunds.com

Disclosure of Fund Expenses
December 31, 2014 (Unaudited)

As a shareholder of the Fund(s), you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds by comparing these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period(a)	Net Expense Ratios(b)
Cortina Small Cap Growth Fund - Institutional
Actual Fund Return	$1,000.00	$957. 40	$5.43	1.10%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,019.66	$5.60	1.10%
Cortina Small Cap Value Fund - Institutional
Actual Fund Return	$1,000.00	$991. 40	$5.52	1.10%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,019.66	$5.60	1.10%
Cortina Small Cap Value Fund - Investor
Actual Fund Return	$1,000.00	$990. 30	$6.77	1.35%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,018.40	$6.87	1.35%

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), divided by 365.

(b)	Annualized, based on the Fund’s most recent half-year expenses.

Semi-Annual Report | December 31, 2014	5

Schedule of Investments
Cortina Small Cap Growth Fund	December 31, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS (97.4%)
Consumer Discretionary (14.6%)
Fiesta Restaurant Group, Inc.(a)	8,193	$498,135
Five Below, Inc.(a)	15,122	617,431
Gentherm, Inc.(a)	5,571	204,010
IMAX Corp.(a)	11,064	341,878
Kona Grill, Inc.(a)	17,368	401,027
Malibu Boats, Inc., Class A(a)	14,870	286,545
Motorcar Parts of America, Inc.(a)	18,666	580,326
Nautilus, Inc.(a)	30,862	468,485
Noodles & Co.(a)	14,244	375,329
Performance Sports Group, Ltd.(a)	16,112	289,855
Restoration Hardware Holdings, Inc.(a)	4,791	459,984
Shutterfly, Inc.(a)	8,412	350,738
Tumi Holdings, Inc.(a)	20,517	486,869
Universal Electronics, Inc.(a)	6,338	412,160

		5,772,772

Consumer Staples (2.2%)
Boulder Brands, Inc.(a)	53,569	592,473
Craft Brew Alliance, Inc.(a)	20,676	275,818

		868,291

Energy (5.5%)
Aegean Marine Petroleum Network, Inc.	32,130	450,463
Carrizo Oil & Gas, Inc.(a)	5,956	247,770
Evolution Petroleum Corp.	27,284	202,720
Penn Virginia Corp.(a)	29,456	196,766
Profire Energy, Inc.(a)	66,981	152,717
Rex Energy Corp.(a)	29,096	148,390
RigNet, Inc.(a)	11,733	481,405
Sanchez Energy Corp.(a)	15,418	143,233
Triangle Petroleum Corp.(a)	36,784	175,827

		2,199,291

Financials (5.4%)
BofI Holding, Inc.(a)	4,679	364,073
eHealth, Inc.(a)	13,970	348,132
EverBank Financial Corp.	20,470	390,158
Health Insurance Innovations, Inc., Class A(a)	36,222	259,349
Pinnacle Financial Partners, Inc.	9,205	363,966
Tree.com, Inc.(a)	5,228	252,722
TriState Capital Holdings, Inc.(a)	17,004	174,121

		2,152,521

Health Care (31.1%)
ABIOMED, Inc.(a)	10,884	414,245
Adeptus Health, Inc., Class A(a)	7,743	289,588
Air Methods Corp.(a)	6,025	265,281
AtriCure, Inc.(a)	41,288	824,109
BioTelemetry, Inc.(a)	59,122	592,994
Cepheid(a)	6,231	337,346
Cerus Corp.(a)	51,512	321,435
Depomed, Inc.(a)	18,440	297,068
Endologix, Inc.(a)	30,108	460,351
HealthStream, Inc.(a)	15,727	463,632
HeartWare International, Inc.(a)	4,727	347,104
HMS Holdings Corp.(a)	13,828	292,324
Icad, Inc.(a)	42,222	387,176
Imprivata, Inc.(a)	15,302	198,926
InspireMD, Inc.(a)	90,529	70,386

See Notes to Financial Statements.
6	1-855-612-3936 | www.cortinafunds.com

Schedule of Investments
Cortina Small Cap Growth Fund	December 31, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS (continued)
Health Care (continued)
MiMedx Group, Inc.(a)	36,814	$424,465
NanoString Technologies, Inc.(a)	31,817	443,211
Neogen Corp.(a)	8,669	429,896
NeoGenomics, Inc.(a)	120,897	504,141
NxStage Medical, Inc.(a)	38,365	687,884
OraSure Technologies, Inc.(a)	47,527	481,924
Oxford Immunotec Global PLC(a)	21,979	299,354
Pernix Therapeutics Holdings, Inc.(a)	36,398	341,777
Quidel Corp.(a)	13,507	390,622
The Spectranetics Corp.(a)	14,295	494,321
STAAR Surgical Co.(a)	43,811	399,118
Streamline Health Solutions, Inc.(a)	50,453	218,462
Synergetics USA, Inc.(a)	82,481	358,792
Tandem Diabetes Care, Inc.(a)	14,205	180,404
TearLab Corp.(a)	72,016	190,842
Trinity Biotech PLC, Sponsored ADR	25,634	448,851
Uroplasty, Inc.(a)	29,161	60,072
Vocera Communications, Inc.(a)	39,205	408,516

		12,324,617

Industrials (10.2%)
The Advisory Board Co.(a)	4,731	231,724
Controladora Vuela Cia de Aviacion SAB de CV, ADR(a)	37,941	342,228
Forward Air Corp.	6,801	342,566
Franklin Covey Co.(a)	13,588	263,064
Heritage Crystal Clean, Inc.(a)	19,009	234,381
Insteel Industries, Inc.	19,133	451,156
Manitex International, Inc.(a)	27,091	344,327
On Assignment, Inc.(a)	7,516	249,456
Quality Distribution, Inc.(a)	25,998	276,619
Saia, Inc.(a)	7,418	410,660
Team, Inc.(a)	12,076	488,595
Trex Co., Inc.(a)	10,002	425,885

		4,060,661

Information Technology (24.8%)
Actua Corp.(a)	15,765	291,179
BroadSoft, Inc.(a)	7,859	228,068
Clicksoftware Technologies, Ltd.(a)	52,973	380,346
Everyday Health, Inc.(a)	36,870	543,832
Extreme Networks, Inc.(a)	117,563	414,997
FleetMatics Group PLC(a)	5,854	207,758
Imperva, Inc.(a)	10,143	501,368
Infoblox, Inc.(a)	21,824	441,063
Inphi Corp.(a)	36,612	676,590
Integrated Silicon Solution, Inc.	25,051	415,095
Internap Corp.(a)	72,248	575,094
InterXion Holding NV(a)	11,690	319,605
Kofax, Ltd.(a)	43,027	302,480
Marchex, Inc., Class B	61,359	281,638
Mavenir Systems, Inc.(a)	25,471	345,387
Numerex Corp., Class A(a)	27,348	302,469
Planet Payment, Inc.(a)	132,579	275,764
Procera Networks, Inc.(a)	38,425	276,276
PROS Holdings, Inc.(a)	17,094	469,743
Qlik Technologies, Inc.(a)	6,612	204,245
RADWARE, Ltd.(a)	27,331	601,829

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2014	7

Schedule of Investments
Cortina Small Cap Growth Fund	December 31, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS (continued)
Information Technology (continued)
Rubicon Technology, Inc.(a)	39,308	$179,638
ShoreTel, Inc.(a)	53,740	394,989
TechTarget, Inc.(a)	27,845	316,598
Varonis Systems, Inc.(a)	11,917	391,235
WebMD Health Corp.(a)	12,298	486,386

		9,823,672

Telecommunication Services (3.6%)
8x8, Inc.(a)	42,445	388,796
inContact, Inc.(a)	66,943	588,429
RingCentral, Inc., Class A(a)	30,138	449,659

		1,426,884

TOTAL COMMON STOCKS (COST $35,062,675)		38,628,709

SHORT TERM INVESTMENT (0.6%)
Daily Income Fund - Money Market Portfolio Fiduciary Class Shares, 7 Day Yield 0.010%	244,624	244,624

TOTAL SHORT TERM INVESTMENT (COST $244,624)		244,624

TOTAL INVESTMENTS (98.0%) (COST $35,307,299)		38,873,333

TOTAL ASSETS IN EXCESS OF OTHER LIABILITIES (2.0%)		779,496

NET ASSETS 100.0%		$39,652,829

(a)	Non Income Producing Security.

Common Abbreviations:

ADR - American Depositary Receipt.

Ltd. - Limited.

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PLC - Public Limited Company.

SAB de CV - A variable rate company.

See Notes to Financial Statements.
8	1-855-612-3936 | www.cortinafunds.com

Schedule of Investments
Cortina Small Cap Value Fund	December 31, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS (95.5%)
Consumer Discretionary (14.6%)
ANN, Inc.(a)	11,060	$403,469
Bloomin’ Brands, Inc.(a)	32,362	801,283
ClubCorp Holdings, Inc.	37,168	666,422
Denny’s Corp.(a)	76,163	785,241
Helen of Troy, Ltd.(a)	18,903	1,229,829
Orbitz Worldwide, Inc.(a)	81,321	669,272
Performance Sports Group, Ltd.(a)	38,673	695,727
Vera Bradley, Inc.(a)	14,240	290,211
Zumiez, Inc.(a)	15,128	584,395

		6,125,849

Energy (1.7%)
Helix Energy Solutions Group, Inc.(a)	14,834	321,898
Seventy Seven Energy, Inc.(a)	77,009	416,619

		738,517

Financials (32.8%)
The Bancorp, Inc.(a)	48,579	529,025
Boston Private Financial Holdings, Inc.	40,893	550,829
Capitol Federal Financial, Inc.	38,859	496,618
CNO Financial Group, Inc.	41,208	709,602
ConnectOne Bancorp, Inc.	31,288	594,472
Encore Capital Group, Inc.(a)	10,988	487,867
Gramercy Property Trust, Inc., REIT	117,508	810,805
Hannon Armstrong Sustainable Infrastructure Capital, Inc., REIT	41,559	591,385
Kennedy-Wilson Holdings, Inc.	29,289	741,012
Maiden Holdings, Ltd.	47,877	612,347
MB Financial, Inc.	19,340	635,513
Meridian Bancorp, Inc.(a)	45,327	508,569
National General Holdings Corp.	42,598	792,749
OFG Bancorp	33,136	551,714
PacWest Bancorp	20,880	949,205
PennyMac Mortgage Investment Trust, REIT	27,792	586,133
PHH Corp.(a)	24,103	577,508
Square 1 Financial, Inc., Class A(a)	27,892	688,932
State National Cos, Inc.	36,432	436,455
Texas Capital Bancshares, Inc.(a)	10,143	551,069
United Financial Bancorp, Inc.	52,433	752,938
Waterstone Financial, Inc.	46,881	616,485

		13,771,232

Health Care (8.3%)
AngioDynamics, Inc.(a)	37,469	712,285
Impax Laboratories, Inc.(a)	10,966	347,403
IPC The Hospitalist Co., Inc(a)	14,569	668,571
Magellan Health, Inc.(a)	10,293	617,889
Phibro Animal Health Corp., Class A	14,725	464,574
Prestige Brands Holdings, Inc.(a)	19,283	669,506

		3,480,228

Industrials (9.8%)
Celadon Group, Inc.	24,433	554,385
Cubic Corp.	11,955	629,311
FTI Consulting, Inc.(a)	21,238	820,424
NCI Building Systems, Inc.(a)	33,136	613,679
Tetra Tech, Inc.	20,393	544,493
Titan International, Inc.	47,226	502,012
Tutor Perini Corp.(a)	18,774	451,890

		4,116,194

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2014	9

Schedule of Investments
Cortina Small Cap Value Fund	December 31, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS (continued)
Information Technology (16.9%)
ACI Worldwide, Inc.(a)	43,565	$878,706
Advanced Energy Industries, Inc.(a)	29,454	698,060
Avid Technology, Inc.(a)	34,009	483,268
CalAmp Corp.(a)	26,073	477,136
Eastman Kodak Co.(a)	14,695	319,028
EnerNOC, Inc.(a)	32,376	500,209
ExlService Holdings, Inc.(a)	16,711	479,773
Integrated Device Technology, Inc.(a)	34,855	683,158
Itron, Inc.(a)	14,483	612,486
Newport Corp.(a)	25,572	488,681
Semtech Corp.(a)	24,819	684,260
Tower Semiconductor, Ltd.(a)	59,832	797,560

		7,102,325

Materials (6.2%)
Ferro Corp.(a)	42,032	544,735
Graphic Packaging Holdings Co.(a)	76,199	1,037,830
Myers Industries, Inc.	32,491	571,842
TimkenSteel Corp.	12,070	446,952

		2,601,359

Telecommunication Services (1.2%)
Cincinnati Bell, Inc.(a)	161,259	514,416

Utilities (4.0%)
ALLETE, Inc.	8,689	479,111
Black Hills Corp.	11,840	627,994
Chesapeake Utilities Corp.	12,012	596,516

		1,703,621

TOTAL COMMON STOCKS (COST $36,868,909)		40,153,741

SHORT TERM INVESTMENT (5.0%)
Daily Income Fund-Money Market Portfolio Fiduciary Class Shares, 7 Day Yield 0.010%	2,098,962	2,098,962

TOTAL SHORT TERM INVESTMENT (COST $2,098,962)		2,098,962

TOTAL INVESTMENTS (100.5%) (COST $38,967,871)		42,252,703

TOTAL LIABILITIES IN EXCESS OF OTHER ASSETS (-0.5%)		(227,686)

NET ASSETS 100.0%		$42,025,017

(a)	Non Income Producing Security.

Common Abbreviations:

Ltd. - Limited.

REIT - Real Estate Investment Trust.

See Notes to Financial Statements.
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Statements of Assets and Liabilities
December 31, 2014 (Unaudited)

	Cortina Small Cap Growth Fund	Cortina Small Cap Value Fund

ASSETS:
Investments, at value (Cost - see below)	$38,873,333	$42,252,703
Receivable for investments sold	935,617	60,291
Receivable for fund shares subscribed	41,605	39,135
Dividends receivable	6	58,594
Prepaid expenses and other assets	17,801	24,789

Total Assets	39,868,362	42,435,512

LIABILITIES:
Payable for investments purchased	111,188	373,608
Payable for fund shares redeemed	67,253	–
Payable for director fees	596	596
Payable for advisory fees	14,320	14,951
Payable for fund accounting and administration fees	8,571	8,979
Payable for distribution and service fees	–	56
Payable for audit and legal fees	5,524	5,361
Other accrued liabilities and expenses	8,081	6,944

Total Liabilities	215,533	410,495

Net Assets	$39,652,829	$42,025,017

NET ASSETS CONSISTS OF:
Paid-in capital	$37,549,078	$38,943,768
Accumulated net investment loss	(175,453)	(58,089)
Accumulated undistributed net realized loss on investments	(1,286,830)	(145,494)
Net unrealized appreciation on investments	3,566,034	3,284,832

Net Assets	$39,652,829	$42,025,017

Cost of Investments	$35,307,299	$38,967,871

PRICING OF SHARES:
Institutional
Net Assets	$39,652,829	$41,754,527
Shares Outstanding ($ 0.01 par value, unlimited number of shares authorized)	2,668,783	2,301,345
Net Asset Value, offering and redemption price per share	$14.86	$18.14
Investor
Net Assets	–	270,490
Shares Outstanding ($ 0.01 par value, unlimited number of shares authorized)	–	14,928
Net Asset Value, offering and redemption price per share	–	18.12

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2014	11

Statements of Operations
For the Six Months Ended December 31, 2014 (Unaudited)

	Cortina Small Cap Growth Fund	Cortina Small Cap Value Fund

INVESTMENT INCOME:
Dividends, (net of foreign withholding taxes of $– and $392)	$16,434	$219,159

Total Investment Income	16,434	219,159

EXPENSES:
Advisory fees (Note 3)	174,443	186,872
Transfer agent fees	17,531	19,792
Fund accounting and administration fees and expenses	52,376	54,659
Distribution and service fees
Investor	–	184
Legal fees	8,418	9,070
Printing fees	2,891	3,595
Registration fees	12,372	19,808
Audit and tax preparation fees	7,310	7,310
Custodian fees	2,692	2,749
Insurance	4,241	4,206
Director fee and expenses	5,096	5,096
Other	3,542	3,668

Total Expenses Before Waivers	290,912	317,009
Less fees waived by Adviser (Note 3)	(99,025)	(111,264)

Total Net Expenses	191,887	205,745

Net Investment Income/(Loss)	(175,453)	13,414

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments	(835,260)	875,061
Net change in unrealized depreciation on investments	(202,726)	(1,049,978)

Net Realized and Unrealized Loss on Investments	(1,037,986)	(174,917)

Net Decrease in Net Assets Resulting from Operations	$(1,213,439)	$(161,503)

See Notes to Financial Statements.
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Statements of Changes in Net Assets

	Cortina Small Cap Growth Fund		Cortina Small Cap Value Fund

	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014

OPERATIONS:
Net investment income/(loss)	$(175,453)	$(294,323)	$13,414	$(20,837)
Net realized gain/(loss) on investments	(835,260)	2,089,748	875,061	(95,500)
Net change in unrealized appreciation/(depreciation) of investments	(202,726)	900,021	(1,049,978)	3,521,125

Net increase/(decrease) in net assets resulting from operations	(1,213,439)	2,695,446	(161,503)	3,404,788

DISTRIBUTIONS TO SHAREHOLDERS:
Institutional
From net investment income	–	–	–	(14,778)
From net realized gains on investments	(1,833,184)	(243,543)	(816,791)	(315,887)
Investor
From net realized gains on investments	–	–	(5,280)	–

Total distributions	(1,833,184)	(243,543)	(822,071)	(330,665)

CAPITAL SHARE TRANSACTIONS:
Institutional
Proceeds from sale of shares	13,032,263	18,446,886	8,614,116	30,499,453
Shares issued in reinvestment of distributions	1,817,180	241,505	786,261	314,553
Cost of shares redeemed	(3,807,497)	(7,728,013)	(1,504,309)	(3,386,811)
Redemption fees	19	330	20	–

Total	11,041,965	10,960,708	7,896,088	27,427,195

Investor
Proceeds from sale of shares	–	–	162,330	100,000
Shares issued in reinvestment of distributions	–	–	5,280	–

Total	–	–	167,610	100,000

Net increase from capital shares transactions	11,041,965	10,960,708	8,063,698	27,527,195

Net increase in net assets	7,995,342	13,412,611	7,080,124	30,601,318

NET ASSETS:
Beginning of period	31,657,487	18,244,876	34,944,893	4,343,575

End of period	$39,652,829	$31,657,487	$42,025,017	$34,944,893

Including accumulated net investment loss of:	$(175,453)	$–	$(58,089)	$(71,503)

OTHER INFORMATION:
Share Transactions:
Institutional
Beginning shares	1,936,011	1,261,863	1,865,870	278,108
Shares sold	860,045	1,128,073	476,112	1,757,108
Shares issued in reinvestment of dividends	124,464	14,654	43,633	17,802
Less shares redeemed	(251,738)	(468,579)	(84,270)	(187,148)

Ending shares	2,668,782	1,936,011	2,301,345	1,865,870

Investor
Beginning shares	–	–	5,510	–
Shares sold	–	–	9,125	5,510
Shares issued in reinvestment of dividends	–	–	293	–

Ending shares	–	–	14,928	5,510

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2014	13

Financial Highlights
Cortina Small Cap Growth Fund	For a share outstanding throughout the periods presented.

	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Year Ended June 30, 2013	For the Period September 30, 2011 (Inception) to June 30, 2012

NET ASSET VALUE, BEGINNING OF PERIOD	$16.35	$14.46	$11.87	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.08)	(0.17)	(0.13)	(0.09)
Net realized and unrealized gain/(loss) on investments	(0.63)	2.19	2.81	2.22

Total from Investment Operations	(0.71)	2.02	2.68	2.13

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains on investments	(0.78)	(0.13)	(0.09)	(0.26)

Total Dividends and Distributions to Shareholders	(0.78)	(0.13)	(0.09)	(0.26)

Paid-in Capital from Redemption Fees	0.00(b)	0.00(b)	–	0.00(b)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.49)	1.89	2.59	1.87

NET ASSET VALUE, END OF PERIOD	$14.86	$16.35	$14.46	$11.87

TOTAL RETURN	(4.26%)(c)	13.99%	22.79%	21.40%(c)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$39,653	$31,657	$18,245	$1,410

RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding waiver/reimbursement	1.67%(d)	1.86%	3.85%	21.70%(d)
Operating expenses including waiver/reimbursement	1.10%(d)	1.10%	1.10%	1.10%(d)
Net investment loss including waiver/reimbursement	(1.01)%(d)	(1.02)%	(1.00)%	(0.99)%(d)

PORTFOLIO TURNOVER RATE	35%	81%	73%	144%

(a)	Calculated using average shares throughout the period.
(b)	Less than $0.005 per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.
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Financial Highlights
Cortina Small Cap Value Fund – Institutional	For a share outstanding throughout the periods presented.

	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Year Ended June 30, 2013	For the Period September 30, 2011 (Inception) to June 30, 2012

NET ASSET VALUE, BEGINNING OF PERIOD	$18.67	$15.62	$12.54	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.01	(0.01)	0.01	(0.03)
Net realized and unrealized gain/(loss) on investments	(0.17)	3.30	3.68	3.14

Total from Investment Operations	(0.16)	3.29	3.69	3.11

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	–	(0.01)	(0.07)	–
From net realized gains on investments	(0.37)	(0.23)	(0.54)	(0.57)

Total Dividends and Distributions to Shareholders	(0.37)	(0.24)	(0.61)	(0.57)

Paid-in Capital from Redemption Fees	0.00(b)	–	–	0.00(b)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.53)	3.05	3.08	2.54

NET ASSET VALUE, END OF PERIOD	$18.14	$18.67	$15.62	$12.54

TOTAL RETURN	(0.86%)(c)(d)	21.14%	30.41%	31.99%(c)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$41,755	$34,842	$4,344	$1,942

RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding waiver/reimbursement	1.70%(e)	1.92%	5.55%	22.37%(e)
Operating expenses including waiver/reimbursement	1.10%(e)	1.10%	1.10%	1.10%(e)
Net investment income/(loss) including waiver/reimbursement	0.07%(e)	(0.09)%	0.10%	(0.32)%(e)

PORTFOLIO TURNOVER RATE	48%	78%	81%	146%

(a)	Calculated using average shares throughout the period.
(b)	Less than $0.005 per share.
(c)	Not Annualized.
(d)	Performance difference between Manager Discussion & Analysis and Financial Highlights is due to financial reporting adjustments.
(e)	Annualized.

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2014	15

Financial Highlights
Cortina Small Cap Value Fund – Investor	For a share outstanding throughout the periods presented.

	Six Months Ended December 31, 2014 (Unaudited)	For the Period April 30, 2014 (Inception) to June 30, 2014

NET ASSET VALUE, BEGINNING OF PERIOD	$18.67	$18.15
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.01)	(0.01)
Net realized and unrealized gain/(loss) on investments	(0.17)	0.53

Total from Investment Operations	(0.18)	0.52

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains on investments	(0.37)	–

Total Dividends and Distributions to Shareholders	(0.37)	–

Paid-in Capital from Redemption Fees	–	–

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.55)	0.52

NET ASSET VALUE, END OF PERIOD	$18.12	$18.67

TOTAL RETURN	(0.97%)(b)	2.87%(b)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$270	$103

RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding waiver/reimbursement	1.95%(c)	2.14%(c)
Operating expenses including waiver/reimbursement	1.35%(c)	1.35%(c)
Net investment loss including waiver/reimbursement	(0.09)%(c)	(0.20)%(c)

PORTFOLIO TURNOVER RATE	48%	78%(d)

(a)	Calculated using average shares throughout the period.
(b)	Not Annualized.
(c)	Annualized.
(d)	Portfolio turnover is calculated at the Fund level and represents the year ended June 30, 2014.

See Notes to Financial Statements.
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Notes to Financial Statements
December 31, 2014 (Unaudited)

1. ORGANIZATION

Cortina Funds, Inc. (the “Corporation”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Corporation was organized on December 31, 2004 as a Wisconsin corporation. The Corporation currently offers shares of common stock (“shares”) of the Cortina Small Cap Growth Fund and the Cortina Small Cap Value Fund (each a “Fund” and collectively, the “Funds”).

The Cortina Small Cap Growth Fund, which commenced operations with the sale of Institutional Class Shares on September 30, 2011, is a diversified portfolio with an investment objective to seek growth of capital. The Cortina Small Cap Value Fund, which commenced operations with the sale of Institutional Class Shares on September 30, 2011 and the sale of Investor Class Shares on April 30, 2014, is a diversified portfolio with an investment objective to seek long-term capital appreciation.

Shares of each Fund are designated as Institutional Shares or Investor Shares with an indefinite number of shares authorized at $0.01 par value. The Articles of Incorporation, as amended and restated, permit the Corporation’s Board of Directors (the “Board”) to create additional funds and share classes.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Funds are considered investment companies for financial reporting purposes under GAAP.

Use of Estimates — The accompanying financial statements were prepared in accordance with GAAP, which require the use of estimates and assumptions made by management. These may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation — Investment securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) exchange, which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets. Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Funds’ Board.

Investment Transactions — Investment security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Investment Income — Interest income is accrued and recorded on a daily basis including amortization of premiums, accretions of discounts and income earned from money market funds. Interest is not accrued on securities that are in default. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with a Fund’s understanding of the applicable country’s tax rules and rates.

Fair Value Measurements — A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.

Various inputs are used in determining the value of each Funds’ investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 —	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 —	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Semi-Annual Report | December 31, 2014	17

Notes to Financial Statements
December 31, 2014 (Unaudited)

Level 3 —	Significant unobservable prices or inputs (including a Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Funds to measure fair value during the period ended December 31, 2014 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the inputs used in valuing the Funds’ investments as of December 31, 2014:

Cortina Small Cap Growth Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks	$38,628,709	$–	$–	$38,628,709
Short Term Investment	244,624	–	–	244,624

Total	$38,873,333	$–	$–	$38,873,333

Cortina Small Cap Value Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks	$40,153,741	$–	$–	$40,153,741
Short Term Investment	2,098,962	–	–	2,098,962

Total	$42,252,703	$–	$–	$42,252,703

*	See Schedule of Investments for sector classification.

For the six months ended December 31, 2014, there have been no significant changes to the Funds’ fair value methodologies. Additionally, there were no transfers into or out of Levels 1 and 2 during the six months ended December 31, 2014. It is the Funds’ policy to recognize transfers at the end of the reporting period.

For the six months ended December 31, 2014, the Funds did not have investments with significant unobservable inputs (Level 3) used in determining fair value.

Affiliated Companies — An affiliated company is a company that can have direct or indirect common ownership. The Funds do not hold any investments in affiliated companies as of and during the six months ended December 31, 2014.

Expenses — The Funds bear expenses incurred specifically on each Fund’s respective behalf as well as a portion of general Corporation expenses, which may be allocated on the basis of relative net assets or the nature of the services performed relative to applicability to each Fund.

Expenses that are specific to a class of shares of the Funds are charged directly to the share class. The Funds’ realized and unrealized gains and losses, net investment income, and expenses other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets.

Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date.

Fees on Redemptions — The Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. The redemption fee is not a fee to finance sales or sales promotion expenses, but is paid to the Funds to defray the costs of liquidating an investor and discouraging short-term trading of the Funds’ shares. No redemption fee will be imposed on redemptions initiated by the Funds.

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Notes to Financial Statements
December 31, 2014 (Unaudited)

Federal Income Taxes — As of and during the six months ended December 31, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes. The Funds intend to distribute to shareholders all taxable investment income and realized gains, and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

3. ADVISORY FEES, FUND ACCOUNTING, ADMINISTRATION FEES, AND OTHER AGREEMENTS

Investment Advisor

The Adviser is subject to the general supervision of the Board and is responsible for the overall management of the Funds’ business affairs. The Adviser invests the assets of the Funds based on the Funds’ investment objectives and policies. The Adviser is entitled to an investment advisory fee, computed daily and payable monthly, of 1.00% of the average daily net assets for each Fund.

The Adviser has contractually agreed to waive fees with respect to each of the Funds so that the net annual operating expenses (excluding 12b-1 fee, taxes, leverage, interest, brokerage commissions, dividends or interest expenses on short positions, acquired fund fees and expenses, and extraordinary expenses) of the Funds’ shares will not exceed 1.10% of average daily net assets of each Fund. The Adviser may request a reimbursement from the Funds to recapture any reduced management fees or reimbursed Fund expenses within three years following the fee reduction or expense reimbursement, but only to the extent the Funds’ total annual fund operating expenses including offering costs, plus any requested reimbursement amount, including previously waived organizational costs, are less than the above limit at the time of the request. Any such reimbursement is subject to review by the Board.

As of December 31, 2014, reimbursements (including offering costs and the previously waived organizational costs) that may potentially be made by the Fund to the Adviser total $649,090 for the Cortina Small Cap Growth Fund and $487,424 for the Cortina Small Cap Value Fund expire as follows:

Cortina Small Cap Growth Fund

June 30, 2015	163,407
June 30, 2016	268,118
June 30, 2017	217,565

$649,090

Cortina Small Cap Value Fund

June 30, 2015	152,715
June 30, 2016	140,394
June 30, 2017	194,315

$487,424

Fund Accounting Fees and Expenses

ALPS Fund Services, Inc. (“ALPS” or the “Administrator”) provides administrative, fund accounting and other services to the Funds for a monthly administration fee based on the Funds’ average daily net assets at the following annual rates.

Average Daily Net Assets	Basis Point Fee Rate

Between $0-$500M	5.0
$500M-$1B	3.0
Above $1B	2.0

Annual Fee

Greater of $200,320 annual minimum or the above basis point fee schedule.

The Administrator is also reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds (the “Transfer Agent”).

Semi-Annual Report | December 31, 2014	19

Notes to Financial Statements
December 31, 2014 (Unaudited)

Compliance Services

ALPS provides services that assist the Corporation’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Corporation in conjunction with requirements under Rule 38a-1 under the 1940 Act. ALPS is compensated under the Administration Agreement.

Distributor

The Funds have entered into a Distribution Agreement with ALPS Distributors, Inc (“the Distributor”) to provide distribution services to the Funds. The Distributor serves as underwriter/distributor of shares of the Funds.

Distribution Plan

The Small Cap Value Fund has adopted a Distribution Plan in accordance with Rule 12b-1 (“Distribution Plan”) under the 1940 Act. The Distribution Plan provides that the Fund may compensate or reimburse the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund’s shares. Sales charges may be paid to broker-dealers, banks and any other financial intermediary eligible to receive such fees for sales of Investor Shares of the Fund and for services provided to shareholders.

The Fund charges 12b-1 fees for Investor Shares. Pursuant to the Distribution Plan, the Fund may annually pay the Distributor up to 0.25% of the average daily net assets of the Fund’s Investor Shares. The expenses of the Distribution Plan are reflected in the Statements of Operations.

Certain Directors and Officers of the Funds are also officers of the Adviser.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds from sales of investment securities, excluding short-term securities, are shown below for the six months ended December 31, 2014. Purchases and proceeds from sales of U.S. Government obligations are included in the totals of Purchases of Securities and Proceeds from Sales of Securities below and also broken out separately for your convenience:

Fund Name	Purchases	Sales
Cortina Small Cap Growth Fund	$18,454,386	$12,198,626
Cortina Small Cap Value Fund	23,323,004	16,931,492

There were no purchases of long-term U.S. Government Obligations for either Fund during the six months ended December 31, 2014.

5. TAX BASIS INFORMATION

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.

The tax character of distributions paid during the year ended June 30, 2014, were as follows:

Fund	Ordinary Income	Long-Term Capital Gain
Cortina Small Cap Growth Fund	$115,436	$128,107
Cortina Small Cap Value Fund	159,525	171,140

As of December 31, 2014, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

Fund	Cost of Investments for Income Tax Purposes	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation
Cortina Small Cap Growth Fund	$36,185,531	$5,944,016	$(3,256,214)	$2,687,802
Cortina Small Cap Value Fund	39,082,509	4,320,564	(1,150,370)	3,170,194

The difference between book basis and tax basis net unrealized appreciation is attributable to the deferral of losses from wash sales and passive foreign investment companies.

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Notes to Financial Statements
December 31, 2014 (Unaudited)

The Cortina Small Cap Value Fund elects to defer to the year ending June 30, 2015, capital losses recognized during the period November 1, 2013 through June 30, 2014 in the amount of $460,967.

6. COMMITMENTS AND CONTINGENCIES

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Corporation entered into contracts with its service providers, on behalf of the Funds, and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. The Funds expect risk of loss to be remote.

Semi-Annual Report | December 31, 2014	21

Additional Information
December 31, 2014 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-855-612-3936, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent fiscal year end June 30, 2014 is available without charge upon request by calling toll-free 1-855-612-3936, or on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Corporation files a complete listing of portfolio holdings for the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request by calling 1-855-612-3936. Furthermore, you may obtain a copy of the filing on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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Material must be accompanied or preceded by the prospectus. The Cortina Funds are distributed by ALPS Distributors, Inc.

Item 2.  Code of Ethics.

Not applicable to this report.

Item 3.  Audit Committee Financial Expert.

Not applicable to this report.

Item 4.  Principal Accountant Fees and Services.

Not applicable to this report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6.  Investments.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this

Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to registrant.

Item 10.  Submission of Matters to Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in

Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Not applicable to this report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex.99.Cert.

(a)(3)	Not applicable.

(b)	A certification of the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex.99.906.Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Cortina Funds, Inc.

By:	/s/ Ryan T. Davies
Ryan T. Davies, President
(Principal Executive Officer)

Date:	March 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric Conner
Eric Conner, Treasurer and Principal Accounting Officer
(Principal Financial Officer)

Date:	March 6, 2015